SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 14, 2007

Citigroup Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 PARK AVENUE, NEW YORK, NEW YORK	10043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 559-1000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On November 14, 2007, Citigroup Inc. (“Citigroup”) announced that Citigroup Japan Holdings Ltd., a wholly owned subsidiary of Citigroup (“Citigroup Japan Holdings”), and Nikko Cordial Corporation (“Nikko Cordial”) have amended and restated the share exchange agreement signed by Citigroup Japan Holdings and Nikko Cordial on October 31, 2007 (as amended and restated, the “Amended Share Exchange Agreement”). Under the terms of the Amended Share Exchange Agreement, Citigroup would exchange shares of Citigroup for all of the issued shares of Nikko Cordial that it does not already own. Subject to the approval by Nikko Cordial shareholders at the extraordinary general meeting of shareholders scheduled for December 19, 2007, the effective date of the share exchange remains as scheduled for January 29, 2008.

Under the terms of the Amended Share Exchange Agreement, which is being filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference in its entirety, Citigroup and Nikko Cordial have agreed to remove the collar specifying the minimum average of $37 and maximum average of $58 per Citigroup share for the purposes of calculating the exchange ratio. As a result, the actual number of Citigroup shares to be exchanged for Nikko Cordial shares, based on the same reference price of ¥1,700 per Nikko Cordial share as was included in the original share exchange agreement, will be determined using the average volume-weighted average price of Citigroup shares on the New York Stock Exchange during the period from January 15, 2008 through January 17, 2008 (the “three-day trading period”).

The Amended Share Exchange Agreement will terminate, and the share exchange will not take place, if the average volume-weighted average price of Citigroup shares over the three-day trading period is below $22, unless both Nikko Cordial and Citigroup Japan Holdings agree to proceed with the share exchange by January 21, 2008.

A copy of the press release announcing the amended and restated share exchange agreement is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Share Exchange Agreement, dated November 14, 2007, by and between Citigroup Japan Holdings Ltd. and Nikko Cordial Corporation (English Translation).

99.1	Press Release, dated November 14, 2007, issued by Citigroup Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2007

CITIGROUP INC.

By:	/s/ Michael S. Helfer
Name:	Michael S. Helfer
Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Share Exchange Agreement, dated November 14, 2007, by and between Citigroup Japan Holdings Ltd. and Nikko Cordial Corporation (English Translation).

99.1	Press Release, dated November 14, 2007, issued by Citigroup Inc.